UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): October 22, 2007

EFJ, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

0-21681	47-0801192
(Commission File Number)	(IRS Employer Identification No.)

1440 CORPORATE DRIVE

IRVING, TEXAS 75038

(Address of Principal Executive Offices, Including Zip Code)

(972) 819-0700

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On October 22, 2007, the Compensation Committee of the Board of Directors ratified a form of Restricted Stock Unit Agreement and Stock Appreciation Rights Agreement pursuant to the EFJ, Inc. 2005 Omnibus Incentive Plan. Forms of these agreements are attached hereto as Exhibit 10.1 and 10.2 and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 23, 2007, the Board of Directors of EFJ, Inc. (the “Company”) approved an amendment to the Company’s Bylaws to permit shares of the Company’s stock to be issued in uncertificated as well as certificated form. The amendment to the Bylaws is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01

(d)	Exhibits.

Exhibit Number	Description

3.1	Amendment to Article VI, Section 1 of Bylaws of EFJ, Inc.

10.1	Form of Restricted Stock Unit Agreement

10.2	Form of Stock Appreciation Rights Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EFJ, INC.

Dated:	October 24, 2007	By:	/s/ Jana Ahlfinger Bell
		Name:	Jana Ahlfinger Bell
		Title:	(Principal Financial and Accounting Officer)

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